UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         April 26, 2007 (April 26, 2007)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                      0-20632                 43-1175538
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


                 135 NORTH MERAMEC, CLAYTON, MISSOURI     63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material pursuant to Rule 14a-12  under  the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                FIRST BANKS, INC.

TABLE OF CONTENTS
                                                                           Page
                                                                           ----

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.................   1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.............................   1

SIGNATURE.................................................................   2

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 26, 2007, First Banks, Inc. issued a press release announcing its financial results for the three months ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         Exhibit Number      Description
         --------------      -----------

               99            Press  Release  issued   by   First  Banks, Inc. on
                             April 26, 2007.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FIRST BANKS, INC.



Date:  April 26, 2007                            By: /s/ Terrance M. McCarthy
                                                    ----------------------------
                                                         Terrance M. McCarthy
                                                         President and
                                                         Chief Executive Officer